Exhibit 10.51

SECOND AMENDMENT TO MASTER AGREEMENT

THIS SECOND AMENDMENT TO MASTER AGREEMENT (this "Amendment"), dated as of April 1, 2008, by and between WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (herein called "Wachovia"), FIRST STATES INVESTORS 3300, LLC, a Delaware limited liability company (herein called "Assignor Master Landlord"), and FIRST STATES INVESTORS 3300 B, L.P., a Delaware limited partnership (herein called "Assignee Master Landlord").
R E C I T A L S:
A.    Wachovia and Assignor Master Landlord are parties to a certain Master Agreement Regarding Leases dated as of September 22, 2004 (the "Original Master Agreement"), and heretofore amended pursuant to the documents listed in Exhibit A hereto (the Original Master Agreement, as so amended, being herein called the "Existing Master Agreement").
B.    The only leases that are currently relevant to the rights and obligations of Wachovia and Assignor Master Landlord under the Existing Master Agreement are the following: (i) the leases between Assignor Master Landlord, as landlord, and Wachovia, as tenant (the "Schedule A Leases") that demise space at the properties listed in Schedule A hereto (the "Schedule A Properties"), (ii) the leases between Assignor Master Landlord, as landlord, and Wachovia, as tenant (the "Schedule B Leases") that demise space at the properties listed in Schedule B hereto (the "Schedule B Properties") and, (iii) the leases between third party landlords, as landlord, and Wachovia, as tenant (the "Schedule C Leases") that demise space at the properties listed in Schedule C hereto (the "Schedule C Properties"). Prior to the date of this Amendment, all of the Schedule A Leases and the Schedule B Leases are Integrated Leases; and all of the Schedule C Leases are Non-Integrated Leases.
C.    Assignor Master Landlord and Assignee Master Landlord are each Wholly-Owned Subsidiaries of FSG. However, neither Assignor Master Landlord nor Assignee Master Landlord is a Wholly-Owned Subsidiary the other.
D.    As of the date hereof, Assignor Master Landlord and Assignee Master Landlord intend that Assignor Master Landlord convey the Schedule A Properties to Assignee Master Landlord. In connection with conveyance (and notwithstanding the provisions of the Existing Master Agreement), Assignor Master Landlord and Assignee Master Landlord have requested that Wachovia agree that (i) simultaneous with such conveyance, Assignor Master Landlord may assign to Assignee Master Landlord all of its interest as "Master Landlord" under the Existing Master Agreement, (ii) the Schedule A Leases shall not, by reason of such conveyance, become Non-Integrated Leases (but rather shall remain Integrated Leases notwithstanding such conveyance), and (iii) the Schedule B Leases shall, by reason of such conveyance, immediately become Non-Integrated Leases (whether the Schedule B Properties are retained by Assignor Master Landlord or otherwise).

E.    Subject to the provisions hereof, and the consent hereto of the Designated Portfolio Lender, Wachovia is willing to so agree.
F.    By this Amendment, Wachovia, Assignor Master Landlord and Assignee Master Landlord desire to set forth the assignment and assumption of the interest of Master Landlord under the Existing Master Agreement and otherwise amend and modify the Existing Master Agreement (the Existing Master Agreement, as assigned, assumed, amended and modified by this Amendment, being called the “Master Agreement"), all subject to, upon, and in accordance with, the terms and conditions hereinafter set forth.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Wachovia, Assignor Master Landlord and Assignee Master Landlord hereby agree as follows:
1.    Defined Terms. All terms used herein (including in the Recitals), and not otherwise defined herein, shall have the meanings ascribed thereto in the Existing Master Agreement.
2.    Representations and Warranties. Assignor Master Landlord and Assignee Master Landlord hereby represent and warrant to Wachovia that, as of the date hereof:
(a)    Assignor Master Landlord has irrevocably conveyed all the Schedule A Properties to Assignee Master Landlord (such that Assignee Master Landlord is now the sole owner of the Landlord's Estate under each of the Schedule A Leases, and thus the sole landlord thereunder).
(b)    Assignee Master Landlord is a Wholly-Owned Subsidiary of FSG.
(c)    PB Capital Corporation is the Designated Portfolio Lender under the Master Agreement. The original Designated Portfolio Lender no longer has any security interest in any of the Properties.
3.    Assignment and Assumption. Assignor Master Landlord hereby transfers, assigns and sets over unto Assignee Master Landlord all of Assignor’s right, title and interest in and to the Existing Master Agreement. For the benefit of Wachovia, Assignee Master Landlord hereby accepts the foregoing assignment, and assumes all of Assignor Master Landlord’s obligations and liabilities under the Master Agreement from and after the date that the Original Master Agreement was entered into (September 22, 2004), as fully as if Assignee Master Landlord was the original signatory to the Original Master Agreement and any amendment thereto executed prior to this Amendment. In that regard, and without limiting the generality of the foregoing, all references in the Master Agreement (including, without limitation, those set forth in the definition of Third Party Transfer Event) to the “Master Landlord” or the “Master Landlord Named Herein” shall be deemed a reference to Assignee Master Landlord.
4.    Schedule A Leases remain Integrated Leases. All Schedule A Leases shall remain Integrated Leases unless and until a Non-Integration Event shall hereafter occur with respect to any such Schedule A Lease.

5.    Schedule B Leases become Non-Integrated Leases. Each of the Schedule B Leases shall, as of the date hereof, become a Non-Integrated Lease.
6.    Schedule C Leases to remain Non-Integrated Leases. Each of the Schedule C Leases shall, as of the date hereof, remain a Non-Integrated Lease.
7.    WCT Lease (a Non-Integrated Lease as of the date hereof) may hereafter Standalone. It is contemplated that, after the date hereof, Assignor Master Landlord may hereafter convey the WCT Property to a third party purchaser (Wachovia having agreed, pursuant to a separate amendment to the WCT Lease entered into as of the date hereof, that such conveyance shall be deemed an Exempt LL Transfer for purposes of Article IX of the WCT Lease). If, as and when Assignor Master Landlord shall effect such conveyance, then, effective upon such conveyance, the terms of the Master Agreement shall no longer apply to the WCT Lease; i.e., none of provisions of the Master Agreement shall be implicated (in any way) by any events which thereafter occur under, or with respect to, the WCT Lease. In order to give effect thereto, upon such conveyance, the WCT Lease shall no longer be considered a "Lease" of any kind (either an "Integrated Lease" or "Non-Integrated Lease") under the Master Agreement. Without in any way limiting the generality of the foregoing, upon such conveyance, (i) the WCT Lease shall not be deemed a Section 2 Lease for purposes of any application of Section 2 of the Original Master Agreement, (ii) no Type II or III Termination Rights Area shall result from any Coterminous Expansion Space being added to the Leased Premises under the WCT Lease, and (iii) the limitations and restrictions in Section 3 of the Original Master Agreement shall not apply with respect to any exercise by Wachovia of Wachovia's Termination Rights under the WCT Lease. It is intended that, upon such conveyance, the WCT Lease shall stand alone as a separate and independent lease between landlord thereunder, as landlord and Wachovia, as tenant. As used herein, the terms (i) "WCT Property" shall mean that certain Schedule B Property known as Wachovia Center Tower, 100 North Main Street, Winston Salem, North Carolina (PID#s 506277 and 506258), and (ii) "WCT Lease" shall mean that certain Schedule B Lease between Assignee Master Landlord (as successor in interest to Assignor Master Landlord as of the date hereof), as landlord, and Wachovia, as tenant.
8.    Available Termination Rights Area. The parties hereby confirm that the Available Termination Rights Area, as of the date hereof, is 241,400 square feet, summarized as follows:
(a)    Type I Termination Rights Area (accrued): 234,336 square feet
(b)    Type II Termination Rights Area (generated): 5,123 square feet
(c)    Type III Termination Rights Area (generated): 32,363 square feet
(d)    Type IV Termination Rights Area (generated): 0 square feet
MINUS the amount of the Exercise Termination Rights Area as of the date hereof, which equals 30,422 square feet.

9.	Miscellaneous.
9.1.    This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, except as otherwise provided in Section 19 of the Original Master Agreement.
9.2.    References in the Existing Master Agreement to "this Agreement" or words of similar import shall be deemed to mean the Existing Master Agreement, as amended by this Amendment.
9.3.    This Amendment constitutes the entire agreement between the parties hereto relating to the subject matter hereof, supersedes all oral statements and prior writings related thereto and may not be amended, waived or canceled, except by an agreement in writing signed by the parties hereto or their respective successors in interest.
9.4.    Except as specifically amended hereby, the terms, covenants, provisions and conditions of the Existing Master Agreement shall remain unmodified and continue in full force and effect and, as amended hereby, all of the terms, covenants, provisions and conditions of the Existing Master Agreement are hereby ratified and confirmed in all respects.
9.5.    This Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective successors in interest and permitted assigns.
9.6.    This Amendment may be executed in several counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

WACHOVIA:	WACHOVIA BANK, NATIONAL ASSOCIATION
	By:	/s/ Thomas Markert
Name: Thomas Markert
Title: Vice President

ASSIGNOR MASTER LANDLORD:	FIRST STATES INVESTORS 3300, LLC
	By:	/s/ Andrew Levine
Name:
Title:

ASSIGNEE MASTER LANDLORD:	FIRST STATES INVESTORS 3300 B, L.P.
	By:	/s/ Andrew Levine
Name: Andrew Levine
Title: Executive Vice President

The undersigned, being the Designated Portfolio Lender under Master Agreement, DOES HEREBY consent to, and approve of, this Amendment.

PB CAPITAL CORPORATION, as agent for lenders
a Delaware corporation

By: /s/ Daniel T. Cerulli
Name: Daniel T. Cerulli
Title: Senior Director

By: /s/ Jonathan Oh
Name: Jonathan Oh
Title: Senior Director

EXHIBIT A

AMENDMENTS TO MASTER AGREEMENT

1.
First Amendment to Master Agreement dated June __, 2005. Relates to property known as "South Amboy Office", having an address of 116 North Broadway & Augusta Street, South Amboy, New Jersey (PID number 281047).

SCHEDULE A

Schedule A Prop

JDE No.	Property	Property Name	Type	Acq	Disp Date		Address	City	State

3301	WBBD-3301	1 Jefferson Square	Office	SLB		1	1 Jefferson Sq	Waterbury	CT
3314	WBBD-3314	Dade City	Branch	STT		1	14210 7th St	Dade City	FL
3319	WBBD-3319	Downtown Lakeland	Office	STT		1	113 S Tennessee Ave	Lakeland	FL
3328	WBBD-3328	Kings Point	Branch	STT		1	6646 W Atlantic Ave	Delray Beach	FL
3329	WBBD-3329	Madison	Branch	STT		1	400 W Base St	Madison	FL
3331	WBBD-3331	New Warrington Road	Office	STT		1	21 New Warrington Rd	Pensacola	FL
3333	WBBD-3333	Okeechobee Turnpike	Office	STT		1	5849 Okeechobee Blvd	West Palm Beach	FL
3339	WBBD-3339	South Fort Myers	Office	STT		1	12751 S Cleveland Ave	Fort Myers	FL
3341	WBBD-3341	West Hollywood	Branch	STT		1	6015 Washington St	Hollywood	FL
3342	WBBD-3342	Westward	Branch	STT		1	2701 Okeechibee Blv	West Palm Beach	FL
3343	WBBD-3343	Atlanta Operations Center	Ops	SLB		1	3579-3585 Atlanta Ave	Atlanta	GA
3345	WBBD-3345	Columbus Main	Office	SLB		1	101 13th Street	Columbus	GA
3346	WBBD-3346	Dalton Main	Office	STT		1	201 S Hamilton St	Dalton	GA
3348	WBBD-3348	Pikesville Branch & Op.	Office	STT		1	1515 Reisterstown Rd	Baltimore	MD
3351	WBBD-3351	Burlington	Office	STT		1	500 S Main St	Burlington	NC
3353	WBBD-3353	Goldsboro	Office	STT		1	301 East Ash Street	Goldsboro	NC
3354	WBBD-3354	Greenville Sales Finance Cente	Office	SLB		1	1451 Thomas Langston Rd	Winterville	NC
3355	WBBD-3355	Hendersonville	Branch	SLB		1	301 South Main Street	Hendersonville	NC
3356	WBBD-3356	Market St.	Branch	STT		1	201 East Market St	Smithfield	NC
3357	WBBD-3357	Mortgage Center	Office	SLB		1	1100 Corporate Center Dr	Raleigh	NC
3362	WBBD-3362	West End Center	Office	SLB		1	809 West 4 1/2 St	Winston Salem	NC

JDE No.	Property	Property Name	Type	Acq	Disp Date		Address	City	State
3365	WBBD-3365	Winston Salem Linden Center and Parking Deck (Wachovia PID 506014 & 506279)	Office	SLB		1	401 Linden St	Winston Salem	NC
3368	WBBD-3368	Haddon Township	Office	SLB		1	600 W Cuthbert Boulevard	Hadden Township	NJ
3370	WBBD-3370	Toms River Main	Office	SLB		1	40 Main St	Toms River	NJ
3371	WBBD-3371	Morristown Office	Office	STT		1	21 South St	Morristown	NJ
3376	WBBD-3376	Red Bank Main Office	Office	SLB		1	303 Broad St	Red Bank	NJ
3380	WBBD-3380	Trenton -Brunswick Ave. Office	Branch	SLB		1	891 Brunswick Ave	Trenton	NJ
3381	WBBD-3381	Union-Larchmont Office	Branch	STT		1	2500 Morris Ave	Union	NJ
3391	WBBD-3391	Lancaster Square	Office	SLB		1	100 North Queen Street	Lancaster	PA
3393	WBBD-3393	Media Office	Branch	STT		1	217 W Baltimore Pike	Media	PA
3401	WBBD-3401	Plaza	Office	SLB		1	101 N Independence Mall East	Philadelphia	PA
3405	WBBD-3405	West Chester Office	Branch	SLB		1	17 N. High Street	West Chester	PA
3408	WBBD-3408	York Square	Office	STT		1	12 E Market St	York	PA
3411	WBBD-3411	Bennettsville Main Financial C	Branch	STT		1	145 Broad St	Bennettsville	SC
3413	WBBD-3413	Charleston 16 Broad	Office	SLB		1	16 Broad St	Charleston	SC
3415	WBBD-3415	Colombia Greystone Adminstrati	Office	SLB		1	101 Greystone Blvd	Colombia	SC
3420	WBBD-3420	Amherst- South Main	Branch	STT		1	258 S Main St	Amherst	VA
3422	WBBD-3422	Blacksburg	Branch	STT		1	200 N Main St	Blacksburg	VA
3423	WBBD-3423	Brookneal Brookneal	Branch	FPC		1	227 Main St	Brookneal	VA
3425	WBBD-3425	Christiansburg Main	Branch	FPC		1	4 E Main St	Christainsburg	VA
3427	WBBD-3427	Clintwood	Branch	STT		1	80 MaIin Street	Clintwood	VA
3429	WBBD-3429	Market Street Office	Branch	STT		1	141 E Market St	Harrisinburg	VA
3432	WBBD-3432	Vienna Tyson's Corner	Branch	STT		1	8117 Leesburg Pike	Vienna	VA
3433	WBBD-3433	Virginia Beach Pembroke	Office	SLB		1	125 Independence Blvd	Virginia Beach	VA

JDE No.	Property	Property Name	Type	Acq	Disp Date		Address	City	State
3435	WBBD-3435	Wheat Innsbrook Center I	Office	SLB		1	10700 N Park Dr	Glen Allen	VA
3436	WBBD-3436	Wheat Innsbrook Center II	Office	SLB		1	10750 Wheat First Drive	Glen Allen	VA
3438	WBBD-3438	WVOC-Four Story Operations	Ops	SLB		1	7711 Plantation Rd	Roanoke	VA
3441	WBBD-3441	West End Center Annex & Gener (Includes Wachovia PID 506280)	Ops	SLB		1	801 W. 4th Street	Winston Salem	NC

		PB Capital Properties				48

SCHEDULE B

Schedule B Properties

JDE No.	Property	Property Name	Type	Acq	Disp Date		Address	City	State

3374	WBBD-3374	Pennington	Branch	STT		1	2 North Highway 31	Pennington	NJ

3307	WBBD-3307	Airport Road	Branch	STT		1	125 N. Airport Pulling Road	Naples	FL
3313	WBBD-3313	Cocoa	Branch	STT		1	834 N Cocoa Blvd	Cocoa	FL
3316	WBBD-3316	Deland Main	Office	STT		1	131 E New York Ave	Deland	FL
3318	WBBD-3318	Downtown Daytona	Office	STT		1	130 N Ridgewood Ave	Daytona Beach	FL
3320	WBBD-3320	Downtown St. Petersburg	Office	STT		1	410 Central Ave	St. Petersburg	FL
3322	WBBD-3322	Dunedin	Office	STT		1	2494 Bayshore Blv	Dunedin	FL
3323	WBBD-3323	East Naples	Branch	STT		1	4901 S. Tamiami Trail	Naples	FL
3326	WBBD-3326	Harbor City Boulevard	Branch	STT		1	1441 N Harbor City Blvd	Melbourne	FL
3327	WBBD-3327	Jasmine Lakes	Office	STT		1	10934 U.S. Hwy 19 N	Port Richey	FL
3332	WBBD-3332	Ocean Ridge	Branch	STT		1	4600 Ocean Blvd	Boynton Beach	FL
3334	WBBD-3334	Perry	Branch	STT		1	200 W Main St	Perry	FL
3337	WBBD-3337	Riverside	Branch	STT		1	219 Indian River Ave	Titusville	FL
3338	WBBD-3338	South Dillard Street	Branch	STT		1	801 S Dillard Street	Winter Garden	FL
3349	WBBD-3349	Asheville Main Retail	Office	STT		1	1 Haywood St	Asheville	NC
3358	WBBD-3358	Thomasville	Branch	STT		1	804 Randoloh St	Thomasville	NC
3360	WBBD-3360	Wachovia Center Tower & Parking Deck (includes Wachovia PID 506277 & 506258)	Office	STT		1	121 Church Street	Winston Salem	NC
3363	WBBD-3363	Williamston	Branch	STT		1	205 W Main St	Williamston	NC
3367	WBBD-3367	Cranford Office & Drive-In	Branch	STT		1	2 North Ave W	Crandford	NJ
3369	WBBD-3369	Hillside	Branch	STT		1	1221 Liberty Ave	Hillside	NJ

JDE No.	Property	Property Name	Type	Acq	Disp Date		Address	City	State
3372	WBBD-3372	NBOC Annex	Office	STT		1	100/300 Fidelity Plaza	North Brunswick	NJ
3373	WBBD-3373	Paterson Market Street	Branch	STT		1	167 Market St & 9 Colt St	Paterson	NJ
3377	WBBD-3377	Scotch Plains Office	Branch	STT		1	460 Park Ave	Scotch Plains	NJ
3379	WBBD-3379	Succasunna Office	Branch	STT		1	Route #10 and South Street	Succasunna	NJ
3382	WBBD-3382	Washington Off. & Parking Lot	Branch	STT		1	2 W Washington Ave	Washington	NJ
3383	WBBD-3383	Kingston Office	Branch	STT		1	235 Fair St	Kingston	NY
3385	WBBD-3385	Bristol Office	Branch	STT		1	244 Radcliffe St	Bristol	PA
3387	WBBD-3387	Doylestown Office	Branch	STT		1	115 W Court St	Doylestown	PA
3388	WBBD-3388	Hanover	Branch	STT		1	22 Carlisle St	Hanover	PA
3389	WBBD-3389	Independence Hall	Branch	STT		1	601 Chestnut St	Philadelphia	PA
3390	WBBD-3390	Jenkintown Financial Center	Branch	STT		1	400-406 Old York Rd	Jenkintown	PA
3392	WBBD-3392	Lebanon	Branch	STT		1	801 Cumberland St	Lebanon	PA
3394	WBBD-3394	Milford	Branch	STT		1	224 Broad St	Milford	PA
3395	WBBD-3395	Mount Carmel	Branch	STT		1	50 W 3rd St	Mount Carmel	PA
3396	WBBD-3396	Mt. Penn Building	Branch	STT		1	23rd & Perkiomen Avenues	Mt. Penn	PA
3397	WBBD-3397	Norristown	Branch	STT		1	43 E Main Street	Norristown	PA
3398	WBBD-3398	Phoenixville Office	Branch	STT		1	101 S Main Street	Pheonixville	PA
3399	WBBD-3399	Pittston	Branch	STT		1	1 S Main St Pittston Bypass	Pittston	PA
3402	WBBD-3402	Pottstown	Branch	STT		1	401 E High St	Pottstown	PA
3403	WBBD-3403	Scranton Downtown	Office	STT		1	130 Wyoming Ave	Scranton	PA
3407	WBBD-3407	Wind Gap Office	Branch	STT		1	1 N Broadway St(ATM) Rt 512&33	Wind Gap	PA
3409	WBBD-3409	Anderson Main	Branch	STT		1	1101 North Main Street	Anderson	SC
3412	WBBD-3412	Camden Camden Main	Branch	STT		1	519 East Dekalb Street	Camden	SC
3416	WBBD-3416	Dillon Main	Branch	STT		1	601 Highway 301 N	Dillon	SC
3418	WBBD-3418	Sumter Main	Branch	STT		1	4 North Washington Street	Sumter	SC
3421	WBBD-3421	Basset Main Office	Branch	STT		1	3559 Fairystone Park Hwy	Basset	VA

JDE No.	Property	Property Name	Type	Acq	Disp Date		Address	City	State
3424	WBBD-3424	Charlottesville W Region HQ	Office	STT		1	123 E Main St	Charlottesville	VA
3428	WBBD-3428	Downtown Petersburg	Branch	STT		1	20 Franklin St	Petersburg	VA
3430	WBBD-3430	North Washington Branch	Office	STT		1	330 N Washington St	Alexandria	VA
3431	WBBD-3431	Richlands	Branch	STT		1	201 Suffolk Ave	Richlands	VA
3434	WBBD-3434	Warrenton Broadview	Branch	STT		1	155 Broadview Ave Ste 100	Warrenton	VA
3437	WBBD-3437	Williamsburg Main	Branch	STT		1	1006 Richmond Rd	Williamsburg	VA
3439	WBBD-3439	Reflections Two	Office	STT		1	450 S Australian Ave	West Palm Beach	FL
3440	WBBD-3440	Cape Canaveral	Branch	STT		1	7801 N Atlantic Boulevard	Cape Canaveral	FL
3443	WBBD-3443	NBOC Operation Center	Ops	STT		1	100/300 Fidelity Plaza	North Brunswick	NJ

		Other Properties				55

SCHEDULE C

Schedule C Properties

JDE No.	Property	Property Name	Type	Acq	Disp Date		Address	City	State

3302	WBBD-3302	East Haven	Branch	STT	8/24/2007	1	339 Hemingway Ave	East Haven	CT
3303	WBBD-3303	Norwalk Office	Office	STT	12/19/2007	1	637 West Ave & Chapel Street	Norwalk	CT
3304	WBBD-3304	Trap Falls Office	Office	STT	11/1/2007	1	5 Research Dr	Shelton	CT
3305	WBBD-3305	Whalley Norton	Branch	STT	8/24/2007	1	388 Whalley Ave	New Haven	CT
3306	WBBD-3306	Woodbridge Teneants	Branch	STT	8/24/2007	1	260 Amity Rd	Woodbridge	CT
3308	WBBD-3308	Belle Glade	Branch	STT	8/29/2007	1	41 S.W. Ave B	Belle Glade	FL
3310	WBBD-3310	Ed Ball Building	Office	STT	2/2/2006	1	214 Hogan St	Jacksonville	FL
3311	WBBD-3311	Exchange Building	Office	STT	3/25/2005	1	218 W Adams St	Jacksonville	FL
3312	WBBD-3312	Hogan Building	Branch	STT	3/25/2005	1	170 N Hogan St	Jacksonville	FL
3315	WBBD-3315	De Soto Square	Office	STT	8/23/2007	1	3200 U.S. 27 South	Sebring	FL
3317	WBBD-3317	Dixie Freeway	Branch	STT	8/29/2007	1	401 S Dixie Fwy	New Smyrna Beach	FL
3321	WBBD-3321	Downtown West Palm	Office	STT	12/19/2007	1	303 Banyan Street (1st St)	West Palm Beach	FL
3324	WBBD-3324	Florida Avenue	Branch	STT	8/23/2007	1	12233 N Florida Ave	Tampa	FL
3325	WBBD-3325	Ft. Myers Downtown	Office	STT	3/25/2005	1	2201 2nd Avenue	Fort Myers	FL
3330	WBBD-3330	Miami Springs and Miami Springs Parking Deck (inlcudes Wachovia PID 081653 & 081651)	Office	STT	3/25/2005	1	4299 NW 36th St	Miami Springs	FL
3335	WBBD-3335	Pompano Beach Money Center	Branch	STT	3/25/2005	1	1401 SW 3rd St.	Pompano Beach	FL
3336	WBBD-3336	Reflections One	Office	STT	12/19/2007	1	400 S Australian Ave	West Palm Beach	FL
3340	WBBD-3340	Southgate	Branch	STT	8/23/2007	1	5211 North U.S. Hwy 19	New Port Richey	FL
3344	WBBD-3344	Canton Operations Center	Ops	STT	11/18/2005	1	2780 Marietta Hwy	Canton	GA

JDE No.	Property	Property Name	Type	Acq	Disp Date		Address	City	State
3350	WBBD-3350	Belmont Main	Branch	STT	8/24/2007	1	32 N Main Street	Belmont	NC
3352	WBBD-3352	Franklin Main Office	Branch	STT	8/22/2007	1	55 E Main St	Franklin	NC
3359	WBBD-3359	Vanguard Centre	Office	STT	3/25/2005	1	5225 77 Center Dr	Charlotte	NC
3361	WBBD-3361	Wachovia Park Bldg and Parking Deck (includes Wachovia PID 507769)	Office	STT	9/29/2004	1	101 N Cherry St	Winston Salem	NC
3364	WBBD-3364	Wilmington Main	Office	STT	10/28/2004	1	101 N Front St	Wilmington Main	NC
3366	WBBD-3366	Brick Office	Branch	STT	9/20/2007	1	575 Route 70	Brick	NJ
3375	WBBD-3375	Perth Amboy	Office	STT	3/22/2006	1	214 Smith St	Perth Amboy	NJ
3378	WBBD-3378	South Amboy Office	Branch	STT	8/29/2006	1	116 N Broadway & Augusta St	South Amboy	NJ
3384	WBBD-3384	New Paltz Office	Branch	STT	10/23/2007	1	29 Main St	New Paltz	NY
3386	WBBD-3386	Castor Avenue Office	Branch	STT	1/16/2008	1	7048 Castor Avenue	Philadelphia	PA
3404	WBBD-3404	Spring Ridge	Office	STT	12/23/2004	1	1 Meridian Blv	Wyomissing	PA
3406	WBBD-3406	Wilkes Barre Main Office	Office	STT	4/13/2005	1	24 W Market St	Wilkes Barre	PA
3410	WBBD-3410	Beaufort Main Financial Center	Branch	STT	1/30/2008	1	1011 Bay Street	Beaufort	SC
3414	WBBD-3414	Columbia Browning Rd. Ops. Center and Annnex	Ops	STT	5/25/2006	1	1628 Browning Rd	Columbia	SC
3417	WBBD-3417	Spartanburg Main	Office	STT	12/19/2007	1	101 N Pine St	Spartanburg	SC
3419	WBBD-3419	21st Granby	Branch	FPC	1/30/2008	1	2014 Granby St	Norfolk	VA
3426	WBBD-3426	Claremont Branch	Branch	STT	8/28/2007	1	4651Kings St	Alexandria	VA
3442	WBBD-3442	Pompano Beach Operations	Ops	STT	3/25/2005	1	1410 SW 3rd Street	Pompano Beach	FL

		WBBD Sold				37

		Total WBBD				140